                                                               Exhibit 99.1

NEW YORK, July 28, 1997 -- American Express Company today reported record second quarter net income of $520 million, 15 percent higher than the same period a year ago. On a per share basis, second quarter net income was $1.08, an increase of 16 percent from $0.93. Revenues of $4.4 billion were up 8.5 percent from a year ago. The Company's return on equity was 23.2 percent.

These results were in line with American Express' long-term targets of:
12-15 percent earnings per share growth, with at least 8 percent coming from higher revenues; and a return on equity of 18-20 percent -- all on average and over time.

Travel Related Services (TRS) reported record quarterly net income of $355 million, up 10 percent from $322 million a year ago.

TRS' net revenues increased 7 percent from the prior year, primarily due to higher worldwide billed business and growth in Cardmember loans outstanding. The growth in revenues also includes a benefit from increased recognition of recoveries on abandoned property related to the Travelers Cheque business, which was largely offset by higher investment spending on business building initiatives. Excluding the impact of securitizing a portion of the card portfolios and a reduction in investments related to the consolidation of certain legal entities within the consumer lending business, revenues rose 9 percent from last year's second quarter.

The improvement in billed business reflects a greater number of cards outstanding and higher spending per cardmember. Spending increased in part due to the benefits of rewards programs and expanded merchant coverage. The growth in cards is largely attributable to the introduction of new consumer and small business credit card products, consistent with the company's strategy of building its lending portfolio through the issuance of low- and no-fee credit cards.

The lending provision for losses rose, reflecting both higher outstanding loans and loss rates. The increase in operating expenses resulted from the cost of Cardmember loyalty programs and business growth.

American Express Financial Advisors (AEFA) reported record quarterly net income of $183 million, a 20 percent increase from $153 million in the same period last year.

Revenue and earnings growth benefited from higher fees due to an increase in managed assets.

AEFA reported record sales of mutual funds in the second quarter. Sales of investment certificates also increased over last year, while sales of annuities and life and other insurance products declined.

The growth in Other Operating Expenses during the quarter primarily reflects the cost of hedging activities designed to reduce the impact of stock market volatility on management fees.

American Express Bank (AEB) reported second quarter net income of $21 million, up from $14 million in 1996.

The growth in earnings primarily reflects higher revenues due to increased net interest income on loans and investments; a rise in Correspondent and Commercial Banking commissions and fees; and improved global trading results. The revenue increase was partially offset by higher operating expenses, primarily in systems technology.

Corporate and Other reported net expenses of $39 million, compared with $37 million a year ago.

American Express Company, (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                       American Express Company
                       ------------------------
                          Financial Summary
                          -----------------
                             (Unaudited)
(Dollars in millions, except per share amounts)

                                         Quarter Ended
                                            June 30,
                                        -------------- Percentage
                                         1997     1996  Inc/(Dec)
                                        -----    ----- ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services              $3,147   $2,934      7.3%
  American Express Financial Advisors   1,143    1,017     12.4
  American Express Bank                   153      139      9.9
                                       ------   ------
                                        4,443    4,090      8.6
  Corporate and Other,
   including adjustments
    and eliminations                      (21)     (14)   (53.1)
                                       -------  -------

CONSOLIDATED REVENUES (A)              $4,422   $4,076      8.5
                                       =======  =======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services                $493     $459      7.4
  American Express Financial Advisors     265      231     14.5
  American Express Bank                    33       22     50.4
                                        ------   ------
                                          791      712     11.0

  Corporate and Other                     (89)     (76)   (15.5)
                                        ------   ------
PRETAX INCOME                            $702     $636     10.4
                                        ======   ======
Net Income by Industry Segment
------------------------------
  Travel Related Services                $355     $322     10.1
  American Express Financial Advisors     183      153     19.7
  American Express Bank                    21       14     45.6
                                        ------   ------
                                          559      489     14.1

  Corporate and Other                     (39)     (37)    (3.8)
                                        ------   ------
NET INCOME                               $520     $452     14.9
                                        ======   ======

NET INCOME PER COMMON SHARE             $1.08    $0.93     16.1
                                        ======   ======
Cash dividends declared per
  common share                         $0.225   $0.225
                                       ======   ======
Average common shares
  outstanding (000's)                 479,494  487,048
                                      =======  =======


                                       Six Months Ended
                                            June 30,
                                       ----------------Percentage
                                         1997     1996  Inc/(Dec)
                                        ------   ------ ---------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services               $6,117   $5,711     7.1%
  American Express Financial Advisors    2,227    2,020    10.2
  American Express Bank                    307      285     7.7
                                        -------  -------
                                         8,651    8,016     7.9
  Corporate and Other,
    including adjustments
     and eliminations                      (66)     (30)      #
                                        -------  -------
CONSOLIDATED REVENUES (A)               $8,585   $7,986     7.5
                                        =======  =======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services                 $942     $875     7.7
  American Express Financial Advisors      501      428    17.2
  American Express Bank                     65       51    27.6
                                        -------  -------
                                         1,508    1,354    11.5

  Corporate and Other                     (166)    (154)   (8.7)
                                        -------  -------
PRETAX INCOME                           $1,342   $1,200    11.8
                                        =======  =======

Net Income by Industry Segment
------------------------------
  Travel Related Services                 $670     $609    10.1
  American Express Financial Advisors      340      283    20.3
  American Express Bank                     41       33    24.3
                                        -------  -------
                                         1,051      925    13.7

  Corporate and Other                      (77)     (76)   (2.0)
                                        -------  -------
NET INCOME                                $974     $849    14.8
                                        =======  =======

NET INCOME PER COMMON SHARE              $2.03    $1.73    17.3
                                         =====    =====
Cash dividends declared per
  common share                           $0.45    $0.45
                                         =====    =====
Average common shares
  outstanding (000's)                  480,851  488,950
                                       =======  =======

(A) Revenues are reported net of interest expense, where applicable.
 #  Denotes variance of more than 100%

                        American Express Company
                        ------------------------
                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

                                       Quarter Ended
                                          June 30,
                                       --------------  Percentage
                                       1997      1996   Inc/(Dec)
                                       ----      ----  ----------
Return on Average Equity*             23.2%      22.6%       -
Common Shares Outstanding (millions)  468.9      476.6    (1.6%)
Book Value per Common Share:
     Actual                          $18.82     $16.69     12.8
     Pro Forma*                      $17.95     $15.57     15.3
Shareholders' Equity (billions)        $8.8       $8.0     10.9


                                     Six Months Ended
                                          June 30,
                                     ----------------  Percentage
                                       1997      1996   Inc/(Dec)
                                       ----      ----  ----------

Return on Average Equity*             23.2%      22.6%       -
Common Shares Outstanding (millions)  468.9      476.6    (1.6%)
Book Value per Common Share:
     Actual                          $18.82     $16.69     12.8
     Pro Forma*                      $17.95     $15.57     15.3
Shareholders' Equity (billions)        $8.8       $8.0     10.9


* Excludes the effect of SFAS #115 and for ROE, also excludes fourth quarter 1996 $300 million gain on the exchange of the Company's DECs and $138 million restructuring charge.

                    American Express Company
                    ------------------------
                       Financial Summary
                       -----------------
                          (Unaudited)

(Dollars in millions, except per share amounts)
                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                              $3,147
  American Express Financial Advisors                   1,143
  American Express Bank                                   153
                                                       -------
                                                        4,443
  Corporate and Other,
    including adjustments and eliminations                (21)
                                                       -------
CONSOLIDATED REVENUES (A)                              $4,422
                                                       =======
Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                            $493
  American Express Financial Advisors                     265
  American Express Bank                                    33
                                                       -------
                                                          791

  Corporate and Other (C)                                 (89)
                                                       -------
PRETAX OPERATING INCOME                                  $702
                                                       =======
Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                            $355
  American Express Financial Advisors                     183
  American Express Bank                                    21
                                                       -------
                                                          559

 Corporate and Other (C)                                  (39)
                                                       -------
OPERATING INCOME                                         $520
FDC Gain/(Restructuring)                                    0
                                                       -------
NET INCOME                                               $520
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $1.08
FDC Gain/(Restructuring)                                $0.00
                                                       -------
NET INCOME PER COMMON SHARE                             $1.08
                                                       =======
Cash dividends declared per common share               $0.225
                                                       =======
Average common shares outstanding (000's)             479,494
                                                      ========


                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                              $2,970
  American Express Financial Advisors                   1,084
  American Express Bank                                   153
                                                       -------
                                                        4,207
  Corporate and Other,
    including adjustments and eliminations                (43)
                                                       -------
CONSOLIDATED REVENUES (A)                              $4,164
                                                       =======
Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                            $449
  American Express Financial Advisors                     236
  American Express Bank                                    32
                                                       -------
                                                          717

  Corporate and Other (C)                                 (77)
                                                       -------
PRETAX OPERATING INCOME                                  $640
                                                       =======
Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                            $315
  American Express Financial Advisors                     157
  American Express Bank                                    20
                                                       -------
                                                          492

  Corporate and Other (C)                                 (38)
                                                       -------
OPERATING INCOME                                         $454
FDC Gain/(Restructuring)                                    0
                                                       -------
NET INCOME                                               $454
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $0.94
FDC Gain/(Restructuring)                                $0.00
                                                       -------
NET INCOME PER COMMON SHARE                             $0.94
                                                       =======
Cash dividends declared per common share               $0.225
                                                       =======
Average common shares outstanding (000's)             482,077
                                                      ========


                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                              $3,103
  American Express Financial Advisors                   1,069
  American Express Bank                                   156
                                                       -------
                                                        4,328
  Corporate and Other,
    including adjustments and eliminations                (27)
                                                       -------
CONSOLIDATED REVENUES (A)                              $4,301
                                                       =======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                            $403
  American Express Financial Advisors                     228
  American Express Bank                                    26
                                                       -------
                                                          657

  Corporate and Other (C)                                 (78)
                                                       -------
PRETAX OPERATING INCOME                                  $579
                                                       =======
Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                            $299
  American Express Financial Advisors                     155
  American Express Bank                                    17
                                                       -------
                                                          471

  Corporate and Other (C)                                 (38)
                                                       -------
OPERATING INCOME                                         $433
FDC Gain/(Restructuring)                                  162
                                                       -------
NET INCOME                                               $595
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $0.90
FDC Gain/(Restructuring)                                $0.33
                                                       -------
NET INCOME PER COMMON SHARE                             $1.23
                                                       =======
Cash dividends declared per common share               $0.225
                                                       =======
Average common shares outstanding (000's)             482,065
                                                      ========



                                                  Quarter Ended
                                                   September 30,
                                                        1996
                                                  --------------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                              $2,958
  American Express Financial Advisors                   1,021
  American Express Bank                                   151
                                                       -------
                                                        4,130
  Corporate and Other,
    including adjustments and eliminations                (36)
                                                       -------
CONSOLIDATED REVENUES (A)                              $4,094
                                                       =======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                            $441
  American Express Financial Advisors                     230
  American Express Bank                                    28
                                                       -------
                                                          699
  Corporate and Other (C)                                 (78)
                                                       -------
PRETAX OPERATING INCOME                                  $621
                                                       =======

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                            $323
  American Express Financial Advisors                     156
  American Express Bank                                    18
                                                       -------
                                                          497

  Corporate and Other (C)                                 (39)
                                                       -------
OPERATING INCOME                                         $458
FDC Gain/(Restructuring)                                    0
                                                       -------
NET INCOME                                               $458
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $0.95
FDC Gain/(Restructuring)                                $0.00
                                                       -------
NET INCOME PER COMMON SHARE                             $0.95
                                                       =======
Cash dividends declared per common share               $0.225
                                                       =======
Average common shares outstanding (000's)             481,865
                                                      ========



                                                   Quarter Ended
                                                      June 30,
                                                        1996
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                              $2,934
  American Express Financial Advisors                   1,017
  American Express Bank                                   139
                                                       -------
                                                        4,090
  Corporate and Other,
    including adjustments and eliminations                (14)
                                                       -------
CONSOLIDATED REVENUES (A)                              $4,076
                                                       =======
Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                            $459
  American Express Financial Advisors                     231
  American Express Bank                                    22
                                                       -------
                                                          712
  Corporate and Other (C)                                 (76)
                                                       -------
PRETAX OPERATING INCOME                                  $636
                                                       =======
Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                            $322
  American Express Financial Advisors                     153
  American Express Bank                                    14
                                                       -------
                                                          489
  Corporate and Other (C)                                 (37)
                                                       -------
OPERATING INCOME                                         $452
FDC Gain/(Restructuring)                                    0
                                                       -------
NET INCOME                                               $452
                                                       =======

OPERATING INCOME PER COMMON SHARE                       $0.93
FDC Gain/(Restructuring)                                $0.00
                                                       -------
NET INCOME PER COMMON SHARE                             $0.93
                                                       =======
Cash dividends declared per common share               $0.225
                                                       =======
Average common shares outstanding (000's)             487,048
                                                      ========

(A) Revenues are reported net of interest expense, where applicable.
(B) TRS' results for the quarter ended December 31, 1996 exclude a pretax restructuring charge of $196 million ($125 million after-tax).
(C) Corporate and Other results for the quarter ended December 31, 1996 exclude a pretax gain of $480 million ($300 million after-tax) on the exchange of the Company's DECs (Debt Exchangeable for Common Stock) for shares of common stock of First Data Corporation and a $20 million pretax charge ($13 million after-tax) related to the early retirement of debt and certain restructuring costs.

                       American Express Company
                       ------------------------
                    Selected Statistical Information
                    --------------------------------
                               (Unaudited)

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Return on Average Equity*                                23.2%
Common Shares Outstanding (millions)                     468.9
Book Value per Common Share:
     Actual                                             $18.82
     Pro Forma*                                         $17.95
Shareholders' Equity (billions)                           $8.8


                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------
Return on Average Equity*                                23.0%
Common Shares Outstanding (millions)                     470.9
Book Value per Common Share:
     Actual                                             $17.80
     Pro Forma*                                         $17.44
Shareholders' Equity (billions)                           $8.4


                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------
Return on Average Equity*                                22.8%
Common Shares Outstanding (millions)                     472.9
Book Value per Common Share:
     Actual                                             $18.04
     Pro Forma*                                         $17.22
Shareholders' Equity (billions)                           $8.5


                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   -------------
Return on Average Equity*                                22.8%
Common Shares Outstanding (millions)                     473.5
Book Value per Common Share:
     Actual                                             $17.41
     Pro Forma*                                         $16.19
Shareholders' Equity (billions)                           $8.2


                                                   Quarter Ended
                                                       June 30,
                                                         1996
                                                   -------------
Return on Average Equity*                                22.6%
Common Shares Outstanding (millions)                     476.6
Book Value per Common Share:
     Actual                                             $16.69
     Pro Forma*                                         $15.57
Shareholders' Equity (billions)                           $8.0

* Excludes the effect of SFAS #115 and for ROE, also excludes fourth quarter 1996 $300 million gain on the exchange of the Company's DECs and $138 million restructuring charge.

(Preliminary)               Travel Related Services
                            -----------------------
                              Statement of Income
                              -------------------
                                  (Unaudited)
(Dollars in millions)
                                Quarter Ended
                                   June 30,
                              ------------------      Percentage
                                1997       1996       Inc/(Dec)
                                ----       ----       ----------
Net Revenues:
 Discount Revenue             $1,407     $1,247         12.9%
 Net Card Fees                   403        414         (2.6)
 Travel Commissions and Fees     381        362          4.9
 Interest and Dividends          143        211        (32.2)
 Other Revenues                  509        451         13.0
                              -------    -------
                               2,843      2,685          5.9
                              -------    -------

 Lending:
  Finance Charge Revenue         458        371         23.4
  Interest Expense               154        122         26.0
                              -------    -------
    Net Finance Charge Revenue   304        249         22.1
                              -------    -------
  Total Net Revenues           3,147      2,934          7.3
                              -------    -------

Expenses:
 Marketing and Promotion         244        252         (3.2)
 Provision for Losses and Claims:
  Charge Card                    239        248         (3.6)
  Lending                        187        126         48.3
  Other                           21         26        (18.0)
                              -------    -------
    Total                        447        400         11.8
                              -------    -------

 Interest Expense:
  Charge Card                    174        171          2.0
  Other                           52        114        (54.4)
                              -------    -------
    Total                        226        285        (20.6)
  Net Discount Expense           165        125         31.8
  Human Resources                783        721          8.6
  Other Operating Expenses       789        692         14.0
                              -------    -------
     Total Expenses            2,654      2,475          7.2
                              -------    -------
Pretax Income                    493        459          7.4
Income Tax Provision             138        137          1.0
                              -------    -------

Net Income                      $355       $322         10.1
                              =======    =======

(Preliminary)               Travel Related Services
                            -----------------------
                              Statement of Income
                              -------------------
                       (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                  Quarter Ended
                                    June 30,
                               -------------------    Percentage
                                1997       1996       Inc/(Dec)
                                ----       ----       ---------
Net Revenues:
 Discount Revenue             $1,407     $1,247         12.9%
 Net Card Fees                   404        414         (2.4)
 Travel Commissions and Fees     381        362          4.9
 Interest and Dividends          143        211        (32.2)
 Other Revenues                  466        409         14.1
                              -------    -------
                               2,801      2,643          6.0
                              -------    -------
 Lending:
  Finance Charge Revenue         505        403         25.2
  Interest Expense               171        130         30.7
                              -------    -------
    Net Finance Charge Revenue   334        273         22.6
                              -------    -------
  Total Net Revenues           3,135      2,916          7.5
                              -------    -------

Expenses:
 Marketing and Promotion         244        252         (3.2)
 Provision for Losses and Claims:
  Charge Card                    313        302          3.6
  Lending                        203        138         47.6
  Other                           21         26        (18.0)
                              -------    -------
    Total                        537        466         15.4
                              -------    -------

 Interest Expense:
  Charge Card                    237        212         11.9
  Other                           52        114        (54.4)
                              -------    -------
    Total                        289        326        (11.3)
 Human Resources                 783        721          8.6
 Other Operating Expenses        789        692         14.0
                              -------    -------
    Total Expenses             2,642      2,457          7.6
                              -------    -------
Pretax Income                    493        459          7.4
Income Tax Provision             138        137          1.0
                              -------    -------
Net Income                      $355       $322         10.1
                              =======    =======

(Preliminary)               Travel Related Services
                            -----------------------
                       Selected Statistical Information
                       --------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                  Quarter Ended
                                    June 30,
                               -------------------    Percentage
                                1997       1996       Inc/(Dec)
                                ----       ----       ----------
Total Cards in Force (millions):
 United States                  29.7       27.5          7.8%
 Outside the United States      12.6       11.8          6.8
                              -------    -------
  Total                         42.3       39.3          7.5
                              =======    =======
Basic Cards in Force (millions):
 United States                  23.2       20.9         10.6
 Outside the United States       9.7        9.3          5.1
                              -------    -------
  Total                         32.9       30.2          8.9
                              =======    =======
Card Billed Business:
 United States                 $37.2      $32.6         14.1
 Outside the United States      14.7       13.2         11.7
                              -------    -------
  Total                        $51.9      $45.8         13.4
                              =======    =======
Average Discount Rate*         2.74%      2.74%          -
Average Basic Cardmember
  Spending (dollars)*         $1,602     $1,545          3.7
Average Fee per
  Card (dollars)*                $39        $43         (9.3)
Travel Sales                    $4.5       $4.0         10.5
  Travel Commissions and
     Fees/Sales**               8.5%       9.1%          -
Travelers Cheque Sales          $6.6       $6.7         (0.8)
Average Travelers
  Cheques Outstanding           $6.0       $6.1         (2.2)

Investments                     $6.7       $9.0        (25.8)
Travelers Cheques Outstanding   $6.5       $6.6         (2.2)
Total Debt                     $24.0      $21.9          9.7
Shareholder's Equity            $5.0       $4.9          1.6
Return on Average Equity***    27.0%      24.8%           -
Return on Average Assets***     3.0%       2.6%           -

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)             Travel Related Services
                          -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                   Quarter Ended
                                      June 30,
                                 ------------------   Percentage
                                   1997       1996    Inc/(Dec)
                                   ----       ----    ----------
Owned and Managed Charge Card
 Receivables:
   Total Receivables             $22.2       $20.6         7.9%
   90 Days Past Due as
     a % of Total                 3.3%        3.7%          -
   Loss Reserves (millions)       $976      $1,054        (7.4)
     % of Receivables             4.4%        5.1%          -
     % of 90 Days Past Due        134%        138%          -
   Net Loss Ratio                0.50%       0.51%          -

Owned and Managed U.S. Cardmember
 Lending:
 Total Loans                     $13.2       $10.5        25.3
 Past Due Loans as a % of Total:
   30-89 Days                     2.5%        2.3%          -
   90+ Days                       1.1%        0.9%          -
 Loss Reserves (millions):
   Beginning Balance              $533        $483        10.2
   Provision                       198         119        66.1
   Net Charge-Offs/Other          (197)       (134)       46.6
                               --------     --------
  Ending Balance                  $534        $468        14.1
                               ========     ========
  % of Loans                      4.1%        4.5%          -
  % of Past Due                   113%        135%          -
Average Loans                    $13.2       $10.5        25.7
Net Write-Off Rate                6.0%        5.2%          -
Net Interest Yield                8.7%        8.9%          -

(Preliminary)               Travel Related Services
                            -----------------------
                              Statement of Income
                              -------------------
                                  (Unaudited)
(Dollars in millions)
                                                Quarter Ended
                                                   June 30,
                                                     1997
                                                --------------
Net Revenues:
  Discount Revenue                                  $1,407
  Net Card Fees                                        403
  Travel Commissions and Fees                          381
  Interest and Dividends                               143
  Other Revenues                                       509
                                                   --------
                                                     2,843
                                                   --------
 Lending:
   Finance Charge Revenue                              458
   Interest Expense                                    154
                                                   --------
    Net Finance Charge Revenue                         304
                                                   --------
   Total Net Revenues                                3,147
                                                   --------
Expenses:
  Marketing and Promotion                              244
  Provision for Losses and Claims:
    Charge Card                                        239
    Lending                                            187
    Other                                               21
                                                   --------
      Total                                            447
                                                   --------
 Interest Expense:
  Charge Card                                          174
  Other                                                 52
                                                   --------
    Total                                              226
 Net Discount Expense                                  165
 Human Resources                                       783
 Other Operating Expenses                              789
                                                   --------
   Total Expenses                                    2,654
                                                   --------
Pretax Income                                          493
Income Tax Provision                                   138
                                                   --------
Operating Income                                      $355
                                                   ========


                                                  Quarter Ended
                                                     March 31,
                                                       1997
                                                  -------------
Net Revenues:
  Discount Revenue                                  $1,306
  Net Card Fees                                        405
  Travel Commissions and Fees                          336
  Interest and Dividends                               132
  Other Revenues                                       503
                                                   --------
                                                     2,682
                                                   --------
 Lending:
   Finance Charge Revenue                              431
   Interest Expense                                    143
                                                   --------
     Net Finance Charge Revenue                        288
                                                   --------
  Total Net Revenues                                 2,970
                                                   --------
Expenses:
  Marketing and Promotion                              202
  Provision for Losses and Claims:
    Charge Card                                        190
    Lending                                            211
  Other                                                 24
                                                   --------
    Total                                              425
                                                   --------
 Interest Expense:
   Charge Card                                         169
   Other                                                35
                                                   --------
     Total                                             204
 Net Discount Expense                                  151
 Human Resources                                       749
 Other Operating Expenses                              790
                                                   --------
   Total Expenses                                    2,521
                                                   --------
Pretax Income                                          449
Income Tax Provision                                   134
                                                   --------
Operating Income                                      $315
                                                   ========



                                                 Quarter Ended
                                                  December 31,
                                                      1996
                                                 --------------
Net Revenues:
  Discount Revenue                                  $1,380
  Net Card Fees                                        415
  Travel Commissions and Fees                          380
  Interest and Dividends                               156
  Other Revenues                                       483
                                                   --------
                                                     2,814
                                                   --------
 Lending:
   Finance Charge Revenue                              423
   Interest Expense                                    134
                                                   --------
     Net Finance Charge Revenue                        289
                                                   --------
   Total Net Revenues                                3,103
                                                   --------
Expenses:
  Marketing and Promotion                              268
  Provision for Losses and Claims:
    Charge Card                                        113
    Lending                                            214
    Other                                               22
                                                   --------
      Total                                            349
                                                   --------
  Interest Expense:
    Charge Card                                        176
    Other                                               65
                                                    --------
      Total                                            241
  Net Discount Expense                                 174
  Human Resources                                      794
  Other Operating Expenses                             874
                                                   --------
    Total Expenses                                   2,700
                                                   --------
Pretax Income                                          403
Income Tax Provision                                   104
                                                   --------
Operating Income                                      $299 *
                                                   ========



                                                  Quarter Ended
                                                  September 30,
                                                       1996
                                                  -------------
Net Revenues:
  Discount Revenue                                   $1,256
  Net Card Fees                                         418
  Travel Commissions and Fees                           354
  Interest and Dividends                                167
  Other Revenues                                        508
                                                    --------
                                                      2,703
                                                    --------
 Lending:
   Finance Charge Revenue                               377
   Interest Expense                                     122
                                                    --------
     Net Finance Charge Revenue                         255
                                                    --------
   Total Net Revenues                                 2,958
                                                    --------
Expenses:
  Marketing and Promotion                               278
  Provision for Losses and Claims:
    Charge Card                                         172
    Lending                                             107
    Other                                                28
                                                    --------
      Total                                             307
                                                    --------
  Interest Expense:
    Charge Card                                         175
    Other                                                72
                                                    --------
      Total                                             247
  Net Discount Expense                                  128
  Human Resources                                       764
  Other Operating Expenses                              793
                                                    --------
    Total Expenses                                    2,517
                                                    --------
Pretax Income                                           441
Income Tax Provision                                    118
                                                    --------
Operating Income                                       $323
                                                    ========



                                                  Quarter Ended
                                                     June 30,
                                                       1996
                                                  --------------
Net Revenues:
  Discount Revenue                                   $1,247
  Net Card Fees                                         414
  Travel Commissions and Fees                           362
  Interest and Dividends                                211
  Other Revenues                                        451
                                                    --------
                                                      2,685
                                                    --------
 Lending:
   Finance Charge Revenue                               371
   Interest Expense                                     122
                                                    --------
     Net Finance Charge Revenue                         249
                                                    --------
   Total Net Revenues                                 2,934
                                                    --------
Expenses:
  Marketing and Promotion                               252
  Provision for Losses and Claims:
    Charge Card                                         248
    Lending                                             126
    Other                                                26
                                                    --------
      Total                                             400
                                                    --------
  Interest Expense:
    Charge Card                                         171
    Other                                               114
                                                    --------
      Total                                             285
  Net Discount Expense                                  125
  Human Resources                                       721
  Other Operating Expenses                              692
                                                    --------
    Total Expenses                                    2,475
                                                    --------
Pretax Income                                           459
Income Tax Provision                                    137
                                                    --------
Operating Income                                       $322
                                                    ========

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

(Preliminary)               Travel Related Services
                            -----------------------
                              Statement of Income
                              -------------------
                        (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                                  Quarter Ended
                                                      June 30,
                                                        1997
                                                  --------------
Net Revenues:
  Discount Revenue                                   $1,407
  Net Card Fees                                         404
  Travel Commissions and Fees                           381
  Interest and Dividends                                143
  Other Revenues                                        466
                                                    --------
                                                      2,801
                                                    --------
 Lending:
   Finance Charge Revenue                               505
   Interest Expense                                     171
                                                    --------
     Net Finance Charge Revenue                         334
                                                    --------
   Total Net Revenues                                 3,135
                                                    --------
Expenses:
  Marketing and Promotion                              244
  Provision for Losses and Claims:
    Charge Card                                        313
    Lending                                            203
    Other                                               21
                                                   --------
      Total                                            537
                                                   --------
  Interest Expense:
    Charge Card                                        237
    Other                                               52
                                                   --------
      Total                                            289
  Human Resources                                      783
  Other Operating Expenses                             789
                                                   --------
    Total Expenses                                   2,642
                                                   --------
Pretax Income                                          493
Income Tax Provision                                   138
                                                   --------
Operating Income                                      $355
                                                   ========



                                                 Quarter Ended
                                                    March 31,
                                                      1997
                                                 -------------
Net Revenues:
  Discount Revenue                                  $1,306
  Net Card Fees                                        405
  Travel Commissions and Fees                          336
  Interest and Dividends                               132
  Other Revenues                                       453
                                                   --------
                                                     2,632
                                                   --------
 Lending:
   Finance Charge Revenue                              478
   Interest Expense                                    160
                                                   --------
     Net Finance Charge Revenue                        318
                                                   --------
   Total Net Revenues                                2,950
                                                   --------
Expenses:
  Marketing and Promotion                              202
  Provision for Losses and Claims:
    Charge Card                                        252
    Lending                                            222
    Other                                               24
                                                   --------
      Total                                            498
                                                   --------
  Interest Expense:
    Charge Card                                        227
    Other                                               35
                                                   --------
      Total                                            262
  Human Resources                                      749
  Other Operating Expenses                             790
                                                   --------
    Total Expenses                                   2,501
                                                   --------
Pretax Income                                          449
Income Tax Provision                                   134
                                                   --------
Operating Income                                      $315
                                                   ========



                                                 Quarter Ended
                                                  December 31,
                                                      1996
                                                 --------------
Net Revenues:
  Discount Revenue                                  $1,380
  Net Card Fees                                        415
  Travel Commissions and Fees                          380
  Interest and Dividends                               156
  Other Revenues                                       450
                                                   --------
                                                     2,781
                                                   --------
  Lending:
    Finance Charge Revenue                             463
    Interest Expense                                   150
                                                   --------
      Net Finance Charge Revenue                       313
                                                   --------
    Total Net Revenues                               3,094
                                                   --------
Expenses:
  Marketing and Promotion                              268
  Provision for Losses and Claims:
    Charge Card                                        199
    Lending                                            235
    Other                                               22
                                                   --------
      Total                                            456
                                                   --------
  Interest Expense:
    Charge Card                                        234
    Other                                               65
                                                   --------
      Total                                            299
  Human Resources                                      794
  Other Operating Expenses                             874
                                                   --------
    Total Expenses                                   2,691
                                                   --------
Pretax Income                                          403
Income Tax Provision                                   104
                                                   --------
Operating Income                                      $299 *
                                                   ========



                                                 Quarter Ended
                                                 September 30,
                                                      1996
                                                 -------------
Net Revenues:
  Discount Revenue                                  $1,256
  Net Card Fees                                        414
  Travel Commissions and Fees                          354
  Interest and Dividends                               167
  Other Revenues                                       463
                                                   --------
                                                     2,654
                                                   --------
  Lending:
    Finance Charge Revenue                             420
    Interest Expense                                   139
                                                   --------
      Net Finance Charge Revenue                       281
                                                   --------
    Total Net Revenues                               2,935
                                                   --------
Expenses:
  Marketing and Promotion                              278
  Provision for Losses and Claims:
    Charge Card                                        223
    Lending                                            118
    Other                                               28
                                                   --------
      Total                                            369
                                                   --------
  Interest Expense:
    Charge Card                                        218
    Other                                               72
                                                   --------
      Total                                            290
  Human Resources                                      764
  Other Operating Expenses                             793
                                                   --------
    Total Expenses                                   2,494
                                                   --------
Pretax Income                                          441
Income Tax Provision                                   118
                                                   --------
Operating Income                                      $323
                                                   ========



                                                  Quarter Ended
                                                     June 30,
                                                       1996
                                                  -------------
Net Revenues:
  Discount Revenue                                  $1,247
  Net Card Fees                                        414
  Travel Commissions and Fees                          362
  Interest and Dividends                               211
  Other Revenues                                       409
                                                   --------
                                                     2,643
                                                   --------
  Lending:
    Finance Charge Revenue                             403
    Interest Expense                                   130
                                                   --------
      Net Finance Charge Revenue                       273
                                                   --------
    Total Net Revenues                               2,916
                                                   --------
Expenses:
  Marketing and Promotion                              252
  Provision for Losses and Claims:
    Charge Card                                        302
    Lending                                            138
    Other                                               26
                                                   --------
      Total                                            466
                                                   --------
  Interest Expense:
    Charge Card                                        212
    Other                                              114
                                                   --------
      Total                                            326
  Human Resources                                      721
  Other Operating Expenses                             692
                                                   --------
    Total Expenses                                   2,457
                                                   --------
Pretax Income                                          459
Income Tax Provision                                   137
                                                   --------
Operating Income                                      $322
                                                   ========


* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

(Preliminary)               Travel Related Services
                            -----------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                 Quarter Ended
                                                    June 30,
                                                      1997
                                                 -------------
Total Cards in Force (millions):
  United States                                       29.7
  Outside the United States                           12.6
                                                   --------
    Total                                             42.3
                                                   ========
Basic Cards in Force (millions):
  United States                                       23.2
  Outside the United States                            9.7
                                                   --------
    Total                                             32.9
                                                   ========
Card Billed Business:
  United States                                      $37.2
  Outside the United States                           14.7
                                                   --------
    Total                                            $51.9
                                                   ========
Average Discount Rate*                               2.74%
Average Basic Cardmember
 Spending (dollars)*                                $1,602
Average Fee per Card (dollars)*                        $39
Travel Sales                                          $4.5
 Travel Commissions and Fees/Sales**                  8.5%
Travelers Cheque Sales                                $6.6
Average Travelers Cheques Outstanding                 $6.0

Investments                                           $6.7
Travelers Cheques Outstanding                         $6.5
Total Debt                                           $24.0
Shareholder's Equity                                  $5.0
Return on Average Equity***                          27.0%
Return on Average Assets***                           3.0%



                                                 Quarter Ended
                                                    March 31,
                                                      1997
                                                 -------------
Total Cards in Force (millions):
  United States                                       29.6
  Outside the United States                           12.3
                                                   --------
    Total                                             41.9
                                                   ========
Basic Cards in Force (millions):
  United States                                       22.9
  Outside the United States                            9.6
                                                   --------
    Total                                             32.5
                                                   ========
Card Billed Business:
  United States                                      $34.6
  Outside the United States                           13.3
                                                   --------
    Total                                            $47.9
                                                   ========
Average Discount Rate*                               2.75%
Average Basic Cardmember
 Spending (dollars)*                                $1,498
Average Fee per Card (dollars)*                        $39
Travel Sales                                          $3.9
 Travel Commissions and Fees/Sales**                  8.6%
Travelers Cheque Sales                                $5.1
Average Travelers Cheques Outstanding                 $5.8

Investments                                           $6.1
Travelers Cheques Outstanding                         $5.8
Total Debt                                           $22.1
Shareholder's Equity                                  $4.8
Return on Average Equity***                          26.3%
Return on Average Assets***                           2.9%



                                                 Quarter Ended
                                                  December 31,
                                                      1996
                                                 -------------
Total Cards in Force (millions):
  United States                                       29.2
  Outside the United States                           12.3
                                                   --------
    Total                                             41.5
                                                   ========
Basic Cards in Force (millions):
  United States                                       22.5
  Outside the United States                            9.6
                                                   --------
    Total                                             32.1
                                                   ========
Card Billed Business:
  United States                                      $36.2
  Outside the United States                           14.9
                                                   --------
    Total                                            $51.1
                                                   ========
Average Discount Rate*                               2.72%
Average Basic Cardmember
 Spending (dollars)*                                $1,633
Average Fee per Card (dollars)*                        $41
Travel Sales                                          $4.3
 Travel Commissions and Fees/Sales**                  8.8%
Travelers Cheque Sales                                $5.5
Average Travelers Cheques Outstanding                 $6.0

Investments                                           $6.5
Travelers Cheques Outstanding                         $5.8
Total Debt                                           $23.4
Shareholder's Equity                                  $4.7
Return on Average Equity***                          25.6%
Return on Average Assets***                           2.8%



                                                Quarter Ended
                                                September 30,
                                                    1996
                                                -------------
Total Cards in Force (millions):
  United States                                       28.4
  Outside the United States                           11.9
                                                   --------
    Total                                             40.3
                                                   ========
Basic Cards in Force (millions):
  United States                                       21.7
  Outside the United States                            9.4
                                                   --------
    Total                                             31.1
                                                   ========
Card Billed Business:
  United States                                      $32.7
  Outside the United States                           13.2
                                                   --------
    Total                                            $45.9
                                                   ========
Average Discount Rate*                               2.75%
Average Basic Cardmember
 Spending (dollars)*                                $1,512
Average Fee per Card (dollars)*                        $43
Travel Sales                                          $3.8
 Travel Commissions and Fees/Sales**                  9.3%
Travelers Cheque Sales                                $8.6
Average Travelers Cheques Outstanding                 $6.6

Investments                                           $6.5
Travelers Cheques Outstanding                         $6.3
Total Debt                                           $21.8
Shareholder's Equity                                  $5.0
Return on Average Equity***                          25.1%
Return on Average Assets***                           2.7%



                                                 Quarter Ended
                                                    June 30,
                                                      1996
                                                 -------------
Total Cards in Force (millions):
  United States                                       27.5
  Outside the United States                           11.8
                                                   --------
    Total                                             39.3
                                                   ========
Basic Cards in Force (millions):
  United States                                       20.9
  Outside the United States                            9.3
                                                   --------
    Total                                             30.2
                                                   ========
Card Billed Business:
  United States                                      $32.6
  Outside the United States                           13.2
                                                   --------
    Total                                            $45.8
                                                   ========
Average Discount Rate*                               2.74%
Average Basic Cardmember
 Spending (dollars)*                                $1,545
Average Fee per Card (dollars)*                        $43
Travel Sales                                          $4.0
 Travel Commissions and Fees/Sales**                  9.1%
Travelers Cheque Sales                                $6.7
Average Travelers Cheques Outstanding                 $6.1
Investments                                           $9.0
Travelers Cheques Outstanding                         $6.6
Total Debt                                           $21.9
Shareholder's Equity                                  $4.9
Return on Average Equity***                          24.8%
Return on Average Assets***                           2.6%


  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 **  Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.

(Preliminary)               Travel Related Services
                            -----------------------
                    Selected Statistical Information (continued)
                    -------------------------------------------
                                  (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                  Quarter Ended
                                                     June 30,
                                                       1997
                                                  --------------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                    $22.2
  90 Days Past Due as a % of Total                      3.3%
  Loss Reserves (millions)                              $976
    % of Receivables                                    4.4%
    % of 90 Days Past Due                               134%
  Net Loss Ratio                                       0.50%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $13.2
  Past Due Loans as a % of Total:
     30-89 Days                                         2.5%
     90+ Days                                           1.1%
  Loss Reserves (millions):
    Beginning Balance                                   $533
       Provision                                         198
       Net Charge-Offs/Other                            (197)
                                                     --------
    Ending Balance                                      $534
                                                     ========
    % of Loans                                          4.1%
    % of Past Due                                       113%
Average Loans                                          $13.2
Net Write-Off Rate                                      6.0%
Net Interest Yield                                      8.7%



                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   --------------

Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $21.2
  90 Days Past Due as a % of Total                      3.5%
  Loss Reserves (millions)                              $921
    % of Receivables                                    4.3%
    % of 90 Days Past Due                               124%
  Net Loss Ratio                                       0.50%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $12.9
  Past Due Loans as a % of Total:
     30-89 Days                                         2.6%
     90+ Days                                           1.0%
  Loss Reserves (millions):
    Beginning Balance                                   $488
      Provision                                          201
      Net Charge-Offs/Other                             (156)
                                                     --------
    Ending Balance                                      $533
                                                     ========
    % of Loans                                          4.1%
    % of Past Due                                       115%
Average Loans                                          $12.8
Net Write-Off Rate                                      5.1%
Net Interest Yield                                      8.7%



                                                  Quarter Ended
                                                   December 31,
                                                       1996
                                                  --------------

Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $22.5
  90 Days Past Due as a % of Total                      3.2%
  Loss Reserves (millions)                              $923
    % of Receivables                                    4.1%
    % of 90 Days Past Due                               128%
  Net Loss Ratio                                       0.51%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $12.7
  Past Due Loans as a % of Total:
    30-89 Days                                          2.4%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $427
      Provision                                          220
      Net Charge-Offs/Other                             (159)
                                                     --------
    Ending Balance                                      $488
                                                     ========
    % of Loans                                          3.8%
    % of Past Due                                       117%
Average Loans                                          $12.1
Net Write-Off Rate                                      5.2%
Net Interest Yield                                      8.6%



                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   --------------

Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $20.7
  90 Days Past Due as a % of Total                      3.6%
  Loss Reserves (millions)                              $996
    % of Receivables                                    4.8%
    % of 90 Days Past Due                               134%
  Net Loss Ratio                                       0.54%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $11.2
  Past Due Loans as a % of Total:
    30-89 Days                                          2.3%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $468
      Provision                                           98
      Net Charge-Offs/Other                             (139)
                                                     --------
    Ending Balance                                      $427
                                                     ========
    % of Loans                                          3.8%
    % of Past Due                                       119%
Average Loans                                          $11.0
Net Write-Off Rate                                      5.1%
Net Interest Yield                                      8.4%



                                                  Quarter Ended
                                                    June 30,
                                                      1996
                                                  -------------

Owned and Managed Charge Card
 Receivables:
  Total Receivables                                    $20.6
  90 Days Past Due as a % of Total                      3.7%
  Loss Reserves (millions)                            $1,054
    % of Receivables                                    5.1%
    % of 90 Days Past Due                               138%
  Net Loss Ratio                                       0.51%

Owned and Managed U.S. Cardmember
 Lending:
  Total Loans                                          $10.5
  Past Due Loans as a % of Total:
    30-89 Days                                          2.3%
    90+ Days                                            0.9%
  Loss Reserves (millions):
    Beginning Balance                                   $483
      Provision                                          119
      Net Charge-Offs/Other                             (134)
                                                     --------
    Ending Balance                                      $468
                                                     ========
    % of Loans                                          4.5%
    % of Past Due                                       135%
Average Loans                                          $10.5
Net Write-Off Rate                                      5.2%
Net Interest Yield                                      8.9%

(Preliminary)       American Express Financial Advisors
                    -----------------------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                   Quarter Ended
                                      June 30,
                                  ----------------   Percentage
                                   1997       1996    Inc/(Dec)
                                   ----       ----    ---------
Revenues:
 Investment Income                 $586       $562        4.4%
 Management and Distribution Fees   360        296       21.5
 Other Revenues                     197        159       23.6
                                  -----      -----
   Total Revenues                 1,143      1,017       12.4
                                  -----      -----
Expenses:
 Provision for Losses
  and Benefits:
    Annuities                       304        298        2.3
    Insurance                       113        102       11.3
    Investment Certificates          58         48       19.6
                                  -----      -----
       Total                        475        448        6.2
 Human Resources                    294        252       16.7
 Other Operating Expenses           109         86       26.0
                                  -----      -----
     Total Expenses                 878        786       11.8
                                  -----      -----
Pretax Income                       265        231       14.5
Income Tax Provision                 82         78        4.3
                                  -----      -----
Net Income                         $183       $153       19.7
                                  =====      =====

(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in millions, except where indicated)

                                   Quarter Ended
                                      June 30,
                                   --------------    Percentage
                                   1997      1996     Inc/(Dec)
                                   ----      ----    ----------
Revenues, Net of Provisions        $668      $570         17.2%
Investments (billions)            $29.3     $27.9          5.2
Client Contract Reserves
   (billions)                     $29.4     $28.3          3.9
Shareholder's Equity (billions)    $3.4      $2.9         15.4
Return on Average Equity*         21.2%     19.9%            -

Life Insurance in Force
  (billions)                      $71.0     $63.0         12.6
Assets Owned and/or Managed
  (billions):
  Assets managed for institutions $39.3      $34.8        12.9
  Assets owned and managed for
   individuals:
     Owned Assets:
      Separate Account Assets      21.1       16.7        26.1
      Other Owned Assets           35.2       33.0         6.8
                                 -------    -------
         Total Owned Assets        56.3       49.7        13.3
     Managed Assets                66.7       54.0        23.6
                                 -------    -------
       Total                     $162.3     $138.5        17.2
                                 =======    =======

Market Appreciation (Depreciation)
  During the Period:
     Owned Assets:
      Separate Account Assets    $2,260       $390           -
      Other Owned Assets           $265      $(131)          -
     Total Managed Assets        $9,233     $2,254           -

Sales of Selected Products:
  Mutual Funds                   $4,091     $3,762         8.8
  Annuities                        $947     $1,125       (15.8)
  Investment Certificates          $285       $186        53.4
  Life and Other Insurance Sales   $100       $113       (11.9)

Number of Financial Advisors      8,476      7,997         6.0
Fees From Financial Plans
   (thousands)                  $15,227    $11,584        31.4
Product Sales Generated from
  Financial Plans as a Percentage
    of Total Sales                66.3%      62.9%           -

* Excluding the effect of SFAS #115.

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                              Statement of Income
                              -------------------
                                  (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Revenues:
  Investment Income                                      $586
  Management and Distribution Fees                        360
  Other Revenues                                          197
                                                      --------
    Total Revenues                                      1,143
                                                      --------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                             304
    Insurance                                             113
    Investment Certificates                                58
                                                      --------
      Total                                               475
  Human Resources                                         294
  Other Operating Expenses                                109
                                                      --------
     Total Expenses                                       878
                                                      --------
Pretax Income                                             265
Income Tax Provision                                       82
                                                      --------
Net Income                                               $183
                                                      ========



                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------
Revenues:
  Investment Income                                      $570
  Management and Distribution Fees                        331
  Other Revenues                                          183
                                                      --------
    Total Revenues                                      1,084
                                                      --------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                             305
    Insurance                                             104
    Investment Certificates                                42
                                                      --------
      Total                                               451
     Human Resources                                      300
     Other Operating Expenses                              97
                                                      --------
       Total Expenses                                     848
                                                      --------
Pretax Income                                             236
Income Tax Provision                                       79
                                                      --------
Net Income                                               $157
                                                      ========


                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   -------------

Revenues:
  Investment Income                                      $576
  Management and Distribution Fees                        327
  Other Revenues                                          166
                                                      --------
    Total Revenues                                      1,069
                                                      --------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                             309
    Insurance                                             108
    Investment Certificates                                51
                                                      --------
      Total                                               468
  Human Resources                                         277
  Other Operating Expenses                                 96
                                                      --------
    Total Expenses                                        841
                                                      --------
Pretax Income                                             228
Income Tax Provision                                       73
                                                      --------
Net Income                                               $155
                                                      ========


                                                   Quarter Ended
                                                   September 30,
                                                        1996
                                                   --------------
Revenues:
  Investment Income                                      $560
  Management and Distribution Fees                        302
  Other Revenues                                          159
                                                      --------
    Total Revenues                                      1,021
                                                      --------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                             303
    Insurance                                             102
    Investment Certificates                                45
                                                      --------
      Total                                               450
  Human Resources                                         259
  Other Operating Expenses                                 82
                                                      --------
    Total Expenses                                        791
                                                      --------
Pretax Income                                             230
Income Tax Provision                                       74
                                                      --------
Net Income                                               $156
                                                      ========


                                                   Quarter Ended
                                                       June 30,
                                                         1996
                                                   --------------
Revenues:
  Investment Income                                      $562
  Management and Distribution Fees                        296
  Other Revenues                                          159
                                                      --------
    Total Revenues                                      1,017
                                                      --------
Expenses:
  Provision for Losses and Benefits:
    Annuities                                             298
    Insurance                                             102
    Investment Certificates                                48
                                                      --------
      Total                                               448
  Human Resources                                         252
  Other Operating Expenses                                 86
                                                      --------
    Total Expenses                                        786
                                                      --------
Pretax Income                                             231
Income Tax Provision                                       78
                                                      --------
Net Income                                               $153
                                                      ========

(Preliminary)       American Express Financial Advisors
                    -----------------------------------
                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

(Dollars in millions, except where indicated)

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Revenues, Net of Provisions                              $668
Investments (billions)                                  $29.3
Client Contract Reserves (billions)                     $29.4
Shareholder's Equity (billions)                          $3.4
Return on Average Equity*                               21.2%

Life Insurance in Force (billions)                      $71.0
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $39.3
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            21.1
      Other Owned Assets                                 35.2
                                                      -------
        Total Owned Assets                               56.3
    Managed Assets                                       66.7
                                                      -------
      Total                                            $162.3
                                                      =======
Market Appreciation (Depreciation) During
     the Period:
  Owned Assets:
    Separate Account Assets                            $2,260
    Other Owned Assets                                   $265
  Total Managed Assets                                 $9,233

Sales of Selected Products:
  Mutual Funds                                         $4,091
  Annuities                                              $947
  Investment Certificates                                $285
  Life and Other Insurance Sales                         $100

Number of Financial Advisors                            8,476
Fees From Financial Plans (thousands)                 $15,227
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales		66.3%



                                                   Quarter Ended
                                                      March 31,
                                                        1997
                                                   -------------
Revenues, Net of Provisions                              $633
Investments (billions)                                  $28.9
Client Contract Reserves (billions)                     $29.1
Shareholder's Equity (billions)                          $3.1
Return on Average Equity*                               20.8%

Life Insurance in Force (billions)                      $69.2
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $36.4
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            18.4
      Other Owned Assets                                 34.9
                                                      -------
        Total Owned Assets                               53.3
    Managed Assets                                       60.0
                                                      -------
      Total                                            $149.7
                                                      =======
Market Appreciation (Depreciation) During
     the Period:
  Owned Assets:
    Separate Account Assets                             $(544)
    Other Owned Assets                                  $(244)
  Total Managed Assets                                $(1,624)

Sales of Selected Products:
  Mutual Funds                                         $4,029
  Annuities                                              $870
  Investment Certificates                                $190
  Life and Other Insurance Sales                         $103

Number of Financial Advisors                            8,426
Fees From Financial Plans (thousands)                 $13,336
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               64.6%


                                                   Quarter Ended
                                                    December 31,
                                                        1996
                                                   --------------
Revenues, Net of Provisions                              $601
Investments (billions)                                  $28.6
Client Contract Reserves (billions)                     $28.9
Shareholder's Equity (billions)                          $3.2
Return on Average Equity*                               20.4%

Life Insurance in Force (billions)                      $67.3
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $37.3
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            18.5
      Other Owned Assets                                 34.2
                                                      -------
        Total Owned Assets                               52.7
    Managed Assets                                       59.4
                                                      -------
      Total                                            $149.4
                                                      =======
Market Appreciation (Depreciation) During
     the Period:
  Owned Assets:
    Separate Account Assets                              $735
    Other Owned Assets                                   $126
  Total Managed Assets                                 $3,264

Sales of Selected Products:
  Mutual Funds                                         $3,686
  Annuities                                            $1,085
  Investment Certificates                                $233
  Life and Other Insurance Sales                         $131

Number of Financial Advisors                            8,340
Fees From Financial Plans (thousands)                 $13,205
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                64.9%


                                                  Quarter Ended
                                                  September 30,
                                                        1996
                                                  -------------
Revenues, Net of Provisions                              $570
Investments (billions)                                  $28.2
Client Contract Reserves (billions)                     $28.6
Shareholder's Equity (billions)                          $3.0
Return on Average Equity*                               20.2%

Life Insurance in Force (billions)                      $65.2
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $35.8
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            17.5
      Other Owned Assets                                 33.3
                                                      -------
        Total Owned Assets                               50.8
    Managed Assets                                       56.3
                                                      -------
      Total                                            $142.9
                                                      =======
Market Appreciation (Depreciation) During
     the Period:
  Owned Assets:
    Separate Account Assets                              $354
    Other Owned Assets                                    $56
    Total Managed Assets                               $2,380

Sales of Selected Products:
  Mutual Funds                                         $3,313
  Annuities                                              $946
  Investment Certificates                                $182
  Life and Other Insurance Sales                         $109

Number of Financial Advisors                            8,092
Fees From Financial Plans (thousands)                 $11,660
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                64.7%


                                                   Quarter Ended
                                                      June 30,
                                                        1996
                                                   -------------
Revenues, Net of Provisions                              $570
Investments (billions)                                  $27.9
Client Contract Reserves (billions)                     $28.3
Shareholder's Equity (billions)                          $2.9
Return on Average Equity*                               19.9%

Life Insurance in Force (billions)                      $63.0
Assets Owned and/or Managed (billions):
  Assets managed for institutions                       $34.8
  Assets owned and managed for individuals:
    Owned Assets:
      Separate Account Assets                            16.7
      Other Owned Assets                                 33.0
                                                      -------
        Total Owned Assets                               49.7
    Managed Assets                                       54.0
                                                      -------
      Total                                            $138.5
                                                      =======
Market Appreciation (Depreciation) During
     the Period:
  Owned Assets:
    Separate Account Assets                              $390
    Other Owned Assets                                  ($131)
  Total Managed Assets                                 $2,254

Sales of Selected Products:
  Mutual Funds                                         $3,762
  Annuities                                            $1,125
  Investment Certificates                                $186
  Life and Other Insurance Sales                         $113

Number of Financial Advisors                            7,997
Fees From Financial Plans (thousands)                 $11,584
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                62.9%

*  Excluding the effect of SFAS #115

(Preliminary)                American Express Bank
                             ---------------------
                              Statement of Income
                              -------------------
                                 (Unaudited)

(Dollars in millions)
                                Quarter Ended
                                  June 30,
                            ---------------------     Percentage
                                1997        1996      Inc/(Dec)
                                ----        ----      ---------
Net Revenues:
  Interest Income                $226        $204         10.6%
  Interest Expense                148         134         10.0
                              --------    --------
    Net Interest Income            78          70         11.5
 Commissions, Fees and
  Other Revenues                   54          49         10.5
 Foreign Exchange Income           21          20          2.7
                              --------    --------
    Total Net Revenues            153         139          9.9
                              --------    --------
Provision for Credit Losses         1           4        (80.7)
                              --------    --------
Expenses:
  Human Resources                  58          54          9.6
  Other Operating Expenses         61          59          2.3
                              --------    --------
    Total Expenses                119         113          5.8
                              --------    --------
Pretax Income                      33          22         50.4
Income Tax Provision               12           8         59.3
                              --------    --------
Net Income                        $21         $14         45.6
                              ========    ========

(Preliminary)                American Express Bank
                             ---------------------
                        Selected Statistical Information
                        ---------------------------------
                                  (Unaudited)


(Dollars in millions, except where indicated)

                                Quarter Ended
                                  June 30,
                            ---------------------     Percentage
                                1997        1996      Inc/(Dec)
                                ----        ----      ---------
Investments (billions)          $2.9        $2.1          35.3%
Total Loans (billions)          $6.4        $5.5          17.2
Reserve for Credit Losses       $130        $113          14.8
Total Nonperforming Loans        $80         $38         110.0
Other Real Estate Owned           $4         $48         (91.9)
Deposits (billions)             $9.0        $7.8          15.0
Shareholder's Equity            $814        $755           7.8
Return on Average Assets*       0.65%       0.49%           -
Return on Average
 Common Equity*                11.05%       7.83%           -
Risk-Based Capital Ratios:
     Tier 1                      8.4%        9.1%           -
     Total                      11.3%       12.9%           -
Leverage Ratio                   5.5%        5.8%           -

* Excluding the effect of SFAS #115.

(Preliminary)                American Express Bank
                             ---------------------
                              Statement of Income
                              -------------------
                                 (Unaudited)
(Dollars in millions)
                                                  Quarter Ended
                                                     June 30,
                                                       1997
                                                  --------------
Net Revenues:
     Interest Income                                   $226
     Interest Expense                                   148
                                                   ---------
          Net Interest Income                            78
     Commissions, Fees and Other Revenues                54
     Foreign Exchange Income                             21
                                                   ---------
          Total Net Revenues                            153
                                                   ---------
Provision for Credit Losses                               1
                                                   ---------
Expenses:
     Human Resources                                     58
     Other Operating Expenses                            61
                                                   ---------
          Total Expenses                                119
                                                   ---------
Pretax Income                                            33
Income Tax Provision                                     12
                                                   ---------
Net Income                                              $21
                                                   =========


                                                  Quarter Ended
                                                     March 31,
                                                       1997
                                                  --------------
Net Revenues:
     Interest Income                                   $218
     Interest Expense                                   136
                                                   ---------
          Net Interest Income                            82
     Commissions, Fees and Other Revenues                52
     Foreign Exchange Income                             19
                                                   ---------
          Total Net Revenues                            153
                                                   ---------
Provision for Credit Losses                               2
                                                   ---------
Expenses:
     Human Resources                                     58
     Other Operating Expenses                            61
                                                   ---------
          Total Expenses                                119
                                                   ---------
Pretax Income                                            32
Income Tax Provision                                     12
                                                   ---------
Net Income                                              $20
                                                   =========


                                                  Quarter Ended
                                                   December 31,
                                                       1996
                                                  --------------
Net Revenues:
     Interest Income                                   $223
     Interest Expense                                   140
                                                   ---------
          Net Interest Income                            83
     Commissions, Fees and Other Revenues                57
     Foreign Exchange Income                             16
                                                   ---------
          Total Net Revenues                            156
                                                   ---------
Provision for Credit Losses                              10
                                                   ---------
Expenses:
     Human Resources                                     56
     Other Operating Expenses                            64
                                                   ---------
          Total Expenses                                120
                                                   ---------
Pretax Income                                            26
Income Tax Provision                                      9
                                                   ---------
Net Income                                              $17
                                                   =========



                                                  Quarter Ended
                                                  September 30,
                                                       1996
                                                  -------------
Net Revenues:
     Interest Income                                   $206
     Interest Expense                                   128
                                                   ---------
          Net Interest Income                            78
     Commissions, Fees and Other Revenues                57
     Foreign Exchange Income                             16
                                                   ---------
          Total Net Revenues                            151
                                                   ---------
Provision for Credit Losses                               5
                                                   ---------
Expenses:
     Human Resources                                     59
     Other Operating Expenses                            59
                                                   ---------
          Total Expenses                                118
                                                   ---------
Pretax Income                                            28
Income Tax Provision                                     10
                                                   ---------
Net Income                                              $18
                                                   =========



                                                  Quarter Ended
                                                     June 30,
                                                       1996
                                                  --------------
Net Revenues:
     Interest Income                                   $204
     Interest Expense                                   134
                                                   ---------
          Net Interest Income                            70
     Commissions, Fees and Other Revenues                49
     Foreign Exchange Income                             20
                                                   ---------
          Total Net Revenues                            139
                                                   ---------
Provision for Credit Losses                               4
                                                   ---------
Expenses:
     Human Resources                                     54
     Other Operating Expenses                            59
                                                   ---------
          Total Expenses                                113
                                                   ---------
Pretax Income                                            22
Income Tax Provision                                      8
                                                   ---------
Net Income                                              $14
                                                   =========

(Preliminary)                American Express Bank
                             ---------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in millions, except where indicated)

                                                  Quarter Ended
                                                     June 30,
                                                        1997
                                                  --------------
Investments (billions)                                 $2.9
Total Loans (billions)                                 $6.4
Reserve for Credit Losses                              $130
Total Nonperforming Loans                               $80
Other Real Estate Owned                                  $4
Deposits (billions)                                    $9.0
Shareholder's Equity                                   $814
Return on Average Assets*                             0.65%
Return on Average Common Equity*                     11.05%
Risk-Based Capital Ratios:
     Tier 1                                            8.4%
     Total                                            11.3%
Leverage Ratio                                         5.5%


                                                  Quarter Ended
                                                     March 31,
                                                        1997
                                                  -------------
Investments (billions)                                 $2.8
Total Loans (billions)                                 $6.1
Reserve for Credit Losses                              $131
Total Nonperforming Loans                               $46
Other Real Estate Owned                                 $35
Deposits (billions)                                    $9.1
Shareholder's Equity                                   $787
Return on Average Assets*                             0.69%
Return on Average Common Equity*                     11.14%
Risk-Based Capital Ratios:
     Tier 1                                            8.7%
     Total                                            11.8%
Leverage Ratio                                         5.6%


                                                  Quarter Ended
                                                   December 31,
                                                       1996
                                                  --------------
Investments (billions)                                 $2.8
Total Loans (billions)                                 $5.9
Reserve for Credit Losses                              $117
Total Nonperforming Loans                               $35
Other Real Estate Owned                                 $36
Deposits (billions)                                    $8.7
Shareholder's Equity                                   $799
Return on Average Assets*                             0.55%
Return on Average Common Equity*                      8.89%
Risk-Based Capital Ratios:
     Tier 1                                            8.8%
     Total                                            12.5%
Leverage Ratio                                         5.6%


                                                  Quarter Ended
                                                  September 30,
                                                       1996
                                                  -------------
Investments (billions)                                 $2.5
Total Loans (billions)                                 $5.6
Reserve for Credit Losses                              $116
Total Nonperforming Loans                               $31
Other Real Estate Owned                                 $34
Deposits (billions)                                    $8.4
Shareholder's Equity                                   $777
Return on Average Assets*                             0.62%
Return on Average Common Equity*                      9.61%
Risk-Based Capital Ratios:
     Tier 1                                            9.0%
     Total                                            12.8%
Leverage Ratio                                         6.0%


                                                  Quarter Ended
                                                     June 30,
                                                       1996
                                                  -------------
Investments (billions)                                 $2.1
Total Loans (billions)                                 $5.5
Reserve for Credit Losses                              $113
Total Nonperforming Loans                               $38
Other Real Estate Owned                                 $48
Deposits (billions)                                    $7.8
Shareholder's Equity                                   $755
Return on Average Assets*                             0.49%
Return on Average Common Equity*                      7.83%
Risk-Based Capital Ratios:
     Tier 1                                            9.1%
     Total                                            12.9%
Leverage Ratio                                         5.8%


* Excluding the effect of SFAS #115.